First Sentier American Listed Infrastructure Fund
Schedule of Investments
as of January 31, 2024 (Unaudited)

COMMON STOCKS - 84.3%	Shares	Value
Electric Utilities - 40.1%
Alliant Energy Corp.	1,627	$79,170
Duke Energy Corp.	1,626	155,819
Entergy Corp.	1,017	101,456
Evergy, Inc.	1,089	55,289
Eversource Energy	1,011	54,816
Exelon Corp.	2,255	78,497
FirstEnergy Corp.	1,544	56,634
NextEra Energy, Inc.	3,411	199,986
PG&E Corp.	4,671	78,800
Southern Co.	1,794	124,718
Xcel Energy, Inc.	1,688	101,061
		1,086,246

Environmental & Facilities Services - 0.3%
Republic Services, Inc.	43	7,358

Gas Utilities - 2.6%
AltaGas Ltd.	1,300	27,026
UGI Corp.	1,946	43,084
		70,110

Highways & Railtracks - 2.5%
Atlas Arteria Ltd.	19,194	67,667

Multi-Utilities - 3.7%
Black Hills Corp.	362	18,737
Dominion Energy, Inc.	1,784	81,565
		100,302

Oil & Gas Storage & Transportation - 11.4%
Cheniere Energy, Inc.	792	129,880
DT Midstream, Inc.	1,007	54,066
Targa Resources Corp.	1,436	122,003
Williams Cos., Inc.	73	2,530
		308,479

Rail Transportation - 22.3%
CSX Corp.	3,466	123,736
Norfolk Southern Corp.	736	173,137
Union Pacific Corp.	1,260	307,351
		604,224

Renewable Electricity - 1.4%
Atlantica Sustainable Infrastructure PLC	1,317	25,260
NextEra Energy Partners LP	456	13,612
		38,872
TOTAL COMMON STOCKS (Cost $2,305,965)		2,283,258

REAL ESTATE INVESTMENT TRUSTS - 14.6%
Telecom Tower Real Estate Investment Trusts - 14.6%
American Tower Corp.	1,293	252,975
Crown Castle, Inc.	1,298	140,509
SBA Communications Corp.	10	2,239
		395,723
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $389,782)		395,723

TOTAL INVESTMENTS - 98.9% (Cost $2,695,747)		2,678,981
Other Assets in Excess of Liabilities - 1.1%		30,142
TOTAL NET ASSETS - 100.0%		$2,709,123

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

First Sentier American Listed Infrastructure Fund
Summary of Fair Value Disclosure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

First Sentier American Listed Infrastructure Fund

	Level 1	Level 2	Level 3	Total

Common Stocks
Energy	$308,479	$–	$–	$308,479
Industrials	611,582	67,667	–	679,249
Utilities	1,295,530	–	–	1,295,530
Total Common Stocks	2,215,591	67,667	–	2,283,258
Real Estate Investment Trusts	395,723	–	–	395,723
Total Investments	$2,611,314	$67,667	$–	$2,678,981

Refer to the Schedule of Investments for industry classifications.